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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 3, 2003


                         A. C. MOORE ARTS & CRAFTS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                              ____________________


                 Pennsylvania                            000-23157                              22-3527763
         ----------------------------              -----------------------                  ------------------
         (State or other jurisdiction              (Commission File Number)                  (I.R.S. Employer
             of incorporation or                                                            Identification No.)
                organization)

                              _____________________



                              500 University Court
                               Blackwood, NJ 08012
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (856) 228-6700
                -----------------------------------------------
                        (Registrant's telephone number,
                              including area code)


                                 Not Applicable
                         (Former name or former address,
                -----------------------------------------------
                          if changed since last report)



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                         A. C. MOORE ARTS & CRAFTS, INC.
                                    FORM 8-K


ITEM 7.  Financial Statements and Exhibits

         Exhibits

         99.1     Press Release dated July 3, 2003.

ITEM 9.  Regulation FD Disclosure

         In accordance with SEC Release No. 33-8216, the following information is being provided under "Item 12. Results of Operations and Financial Condition."

         On July 3, 2003, the Registrant issued a press release. A copy of the press release is attached as Exhibit 99.1 to this report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            A. C. MOORE ARTS & CRAFTS, INC.


Date: July 3, 2003                          By:   Leslie H. Gordon
                                               -------------------------------
                                                  Leslie H. Gordon
                                                  Chief Financial Officer and
                                                  Executive Vice President


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                                  EXHIBIT INDEX

         Exhibit No.                        Description
         -----------                        -----------
            99.1                            Press Release dated July 3, 2003